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Semi-Annual Report

April 30, 2002

MuniYield
New York
Insured
Fund, Inc.

www.mlim.ml.com

                      MUNIYIELD NEW YORK INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                           MuniYield New York Insured Fund, Inc., April 30, 2002

DEAR SHAREHOLDER

For the six months ended April 30, 2002, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.417 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.74%, based on a month-end per share net asset value of $14.66. Over the same period, the total investment return on the Fund's Common Stock was +0.70%, based on a change in per share net asset value from $15.01 to $14.66, and assuming reinvestment of $0.417 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 2002 were: Series A, 1.24%; Series B, 1.32%; Series C, 1.53%; Series D, 1.87%; and Series E, 1.60%.

The Municipal Market Environment

During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

During the six-month period ended April 30, 2002, we focused on seeking to enhance the Fund's dividend stream and reduce the Fund's net asset value volatility. Market volatility was expected because of conflicting economic signals. Toward the end of 2001, our strategy shifted to a market neutral position, given the low nominal yields that both US Treasury and municipal bonds provided. As interest rates fell further, we shifted to a more defensive position. This


                                      2 & 3

                           MuniYield New York Insured Fund, Inc., April 30, 2002

strategy worked well as tax-exempt interest rates rose sharply during November and December. However, the economic aftershocks of the September 11, 2001 terrorist attacks negated some of the benefits derived from our recent strategic shifts. The value of the Fund's airport-related holdings was negatively affected, causing the sector to underperform slightly for the period. Going forward, we expect these holdings to regain much of their former value and reverse their underperformance. At this time, we have retained our defensive bias as we expect higher bond yields later in 2002.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

May 28, 2002

PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                            37,244,230          919,667
                                         James H. Bodurtha                         37,242,407          921,490
                                         Joe Grills                                37,221,171          942,726
                                         Roberta Cooper Ramo                       37,228,564          935,333
                                         Robert S. Salomon, Jr.                    37,224,687          393,210
                                         Melvin R. Seiden                          37,227,245          936,652
                                         Stephen B. Swensrud                       37,205,634          958,263
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2002, MuniYield New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud                9,860               193
------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                           MuniYield New York Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount     Issue                                                                    Value
==================================================================================================================================
New York--137.3%    AAA        Aaa     $23,790    Albany County, New York, Airport Authority Revenue Bonds, AMT, 6% due
                                                  12/15/2023 (c)                                                           $25,472
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       8,200    Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge
                                                  System Revenue Bonds, 5.75% due 1/01/2025 (d)                              8,567
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,050    Buffalo, New York, GO, Series A, 5.25% due 2/01/2013 (b)                   1,112
                    --------------------------------------------------------------------------------------------------------------
                                                  Buffalo, New York, School, GO, Series D (b):
                    AAA        Aaa       1,250       5.50% due 12/15/2014                                                    1,358
                    AAA        Aaa       1,500       5.50% due 12/15/2016                                                    1,604
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       4,300    Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                                                  6% due 7/01/2013 (b)                                                       4,939
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,700    Dutchess County, New York, Resource Recovery Agency Revenue Bonds (Solid
                                                  Waste System--Forward), Series A, 5.40% due 1/01/2013 (d)                  1,839
                    --------------------------------------------------------------------------------------------------------------
                    BBB        A3        5,000    Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding Bonds
                                                  (American Refinery--Fuel Co. Project), 5% due 12/01/2010                   5,061
                    --------------------------------------------------------------------------------------------------------------
                    NR*        Aaa         805    Holland, New York, Central School District, GO, Refunding, 5.50% due
                                                  6/15/2014 (c)                                                                891
                    --------------------------------------------------------------------------------------------------------------
                                                  Huntington, New York, GO, Refunding (a):
                    NR*        Aaa         485       5.50% due 4/15/2011                                                       539
                    NR*        Aaa         460       5.50% due 4/15/2012                                                       509
                    NR*        Aaa         455       5.50% due 4/15/2013                                                       502
                    NR*        Aaa         450       5.50% due 4/15/2014                                                       495
                    NR*        Aaa         450       5.50% due 4/15/2015                                                       494
                    --------------------------------------------------------------------------------------------------------------
                    NR*        Aaa       1,675    Ilion, New York, Central School District, GO, Series B, 5.50% due
                                                   6/15/2015                                                                 1,810
                    --------------------------------------------------------------------------------------------------------------
                                                  Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                  VRDN (g):
                    A1+        VMIG1@    2,800       Sub-Series 1B, 1.60% due 5/01/2033                                      2,800
                    A1+        VMIG1@    1,000       Sub-Series 2B, 1.65% due 5/01/2033                                      1,000
                    --------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Commuter Facilities
                                                  Revenue Bonds, Series A:
                    AAA        NR*       7,945       5.50% due 7/01/2014 (b)                                                 8,544
                    AAA        Aaa       2,000       5.75% due 7/01/2021 (d)                                                 2,142
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa      10,000    Metropolitan Transportation Authority, New York, Commuter Facilities
                                                  Revenue Refunding Bonds, Series B, 4.875% due 7/01/2018 (b)               10,070
                    --------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                  Revenue Bonds, Series A:
                    AAA        Aaa       3,000       5.25% due 4/01/2016 (c)                                                 3,149
                    AAA        Aaa       3,000       4.75% due 4/01/2028 (b)                                                 2,834
                    --------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Bonds:
                    AAA        Aaa       5,605       Series A, 5.75% due 7/01/2021 (d)                                       6,002
                    AAA        Aaa       2,500       Series C-1, 5.50% due 7/01/2022 (b)                                     2,593
                    --------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Refunding Bonds:
                    AAA        Aaa       7,000       5.125% due 7/01/2014                                                    7,364
                    AAA        Aaa       5,000       Series A, 4.75% due 7/01/2024 (d)                                       4,788
                    AAA        Aaa         350       Series B, 4.75% due 7/01/2026 (b)                                         333
                    AAA        Aaa       2,500       Series C, 5.125% due 7/01/2013 (c)                                      2,648
                    --------------------------------------------------------------------------------------------------------------
                                                  Monroe County, New York, IDA, Revenue Bonds (Southview Towers Project),
                                                  AMT:
                    NR*        Aa1       1,400       6.125% due 2/01/2020                                                    1,507
                    NR*        Aa1       1,125       6.25% due 2/01/2031                                                     1,211
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,340    Nassau County, New York, Interim Finance Authority, Revenue Refunding
                                                  Bonds, Series A-2, 5.375% due 11/15/2014 (a)                               1,403
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa      12,130    Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                  5.75% due 8/01/2029 (c)                                                   12,796
                    --------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Bonds:
                    AAA        Aaa      25,000       Series A, 5.75% due 6/15/2027 (d)                                      26,415
                    AAA        Aaa       2,500       Series A, 5.75% due 6/15/2031 (b)                                       2,620
                    AAA        Aaa      11,100       Series B, 5.75% due 6/15/2026 (d)                                      12,023
                    AAA        Aaa      17,200       Series B, 5.75% due 6/15/2029 (d)                                      18,213
                    A1+        VMIG1@    2,700       VRDN, Series C, 1.65% due 6/15/2023 (b)(g)                              2,700
                    --------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Refunding Bonds:
                    AAA        Aaa       5,000       5.50% due 6/15/2033                                                     5,119
                    AA         Aa2       1,000       5.50% due 6/15/2033                                                     1,020
                    AAA        Aaa      15,250       Series B, 6% due 6/15/2033 (d)                                         17,504
                    AAA        Aaa       7,500       Series D, 5.50% due 6/15/2016 (d)                                       8,022
                    A1+        VMIG1@    2,500       VRDN, Series G, 1.65% due 6/15/2024 (b)(g)                              2,500
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,020       New York City, New York, City Transit Authority, Metropolitan
                                                     Transportation Authority, Triborough, COP, Series A, 5.625%
                                                     due 1/01/2012 (a)                                                       2,227
                    --------------------------------------------------------------------------------------------------------------
                                                     New York City, New York, City Transitional Finance Authority Revenue
                                                     Bonds, Future Tax Secured:
                    AA+        Aa2      15,000       Series B, 6.25% due 11/15/2017                                         16,924
                    AAA        Aaa       6,805       Series B, 6.25% due 11/15/2017 (b)                                      7,678
                    A1+        VMIG1@      100       VRDN, Series C, 1.65% due 5/01/2028 (g)                                   100
                    A1+        VMIG1@    2,700       VRDN, Sub-Series B-1, 1.65% due 11/01/2027 (g)                          2,700
                    A1+        VMIG1@    2,000       VRDN, Sub-Series B-2, 1.65% due 11/01/2026 (g)                          2,000
                    --------------------------------------------------------------------------------------------------------------
                    AA+        Aa2       2,000       New York City, New York, City Transitional Finance Authority, Revenue
                                                     Refunding Bonds, Series A, 5.375% due 2/15/2022                         2,039
                    --------------------------------------------------------------------------------------------------------------
                                                     New York City, New York, GO:
                    AAA        Aaa       3,000       Series A, 5.75% due 5/15/2024                                           3,174
                    AAA        Aaa       2,500       Series B, 5.75% due 8/01/2013 (d)                                       2,758
                    AAA        Aaa      27,085       Series C, 5.75% due 3/15/2027 (c)                                      28,608
                    AAA        Aaa       5,000       Series H, 5.75% due 3/15/2012 (b)                                       5,572
                    AAA        Aaa       3,465       Series H, 5.75% due 3/15/2012 (c)                                       3,862
                    AAA        Aaa      10,000       Series H, 5.75% due 3/15/2013 (b)                                      11,089
                    AAA        Aaa       3,000       Series H, 5.75% due 3/15/2013 (c)                                       3,327
                    A1         VMIG1@    1,600       VRDN, Sub-Series A-5, 1.65% due 8/01/2016 (g)                           1,600
                    --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
VRDN       Variable Rate Demand Notes


                                      6 & 7

                           MuniYield New York Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount     Issue                                                                    Value
==================================================================================================================================
New York                                          New York City, New York, GO, Refunding:
(continued)         AAA        Aaa     $ 1,000       Series A, 6.375% due 5/15/2013 (b)                                    $ 1,148
                    AAA        Aaa       2,000       Series B, 7% due 8/01/2002 (a)(e)                                       2,058
                    AAA        Aaa       1,620       Series B, 7% due 2/01/2018 (a)                                          1,651
                    A          A2        3,650       Series G, 5.75% due 2/01/2020                                           3,745
                    A1+        VMIG1@    2,000       VRDN, Series H, Sub-Series H-3, 1.65% due 8/01/2019 (c)(g)              2,000
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa      11,500    New York City, New York, IDA, Civic Facility Revenue Bonds (USTA
                                                     National Tennis Center Project), 6.375% due 11/15/2014 (c)(k)          12,626
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       7,970     New York City, New York, IDA, Parking Facility Revenue Bonds
                                                     (Royal Charter--New York Presbyterian), 5.75% due 12/15/2029 (c)        8,492
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa      14,970    New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal
                                                  One Group), AMT, 6.125% due 1/01/2024 (d)                                 15,708
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority Revenue Bonds:
                    AAA        Aaa       5,715       (City University System), Consolidated Second Generation, Series A,
                                                      6.125% due 7/01/2013 (a)                                               6,519
                    AAA        Aaa       4,250       (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (i)   4,604
                    AAA        Aaa       2,000       (New School for Social Research), 5.75% due 7/01/2026 (d)               2,095
                    AAA        Aaa       1,000        Series B, 6.50% due 2/15/2011 (d)(j)                                   1,190
                    AAA        Aaa       2,560       (State University Adult Facilities), Series B, 5.75% due 5/15/2016 (c)  2,797
                    AAA        Aaa       1,000       (State University Adult Facilities), Series B, 5.75% due 5/15/2017 (c)  1,086
                    AAA        Aaa       2,000       (State University Educational Facilities), Series B, 5.75% due
                                                      5/15/2004 (b)(e)                                                       2,140
                    AAA        Aaa         710       (Upstate Community Colleges), Series A, 6% due 7/01/2015 (c)              797
                    AAA        Aaa       1,070       (Upstate Community Colleges), Series A, 6% due 7/01/2016 (c)            1,193
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority, Revenue Refunding Bonds:
                    AAA        Aaa       8,165       (City University System), Consolidated Second Generation, Series A,
                                                      6.125% due 7/01/2011 (a)                                               9,386
                    AAA        Aaa      23,640       (City University System), Consolidated Second Generation, Series A,
                                                      6.125% due 7/01/2012 (a)                                              27,085
                    AAA        Aaa       1,000       (City University System), Consolidated, Series 1, 5.625% due
                                                      7/01/2019 (c)                                                          1,051
                    AAA        Aaa       4,400       (City University System), Series C, 7.50% due 7/01/2010 (b)             5,207
                    NR*        A3        2,240       (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2015             2,385
                    NR*        A3        2,500       (Lenox Hill Hospital Obligation Group), 5.50% due 7/01/2030             2,496
                    AAA        Aaa       4,405       (Mental Health Services), Series A, 5.75% due 2/15/2027                 4,650
                    BBB        Baa2      8,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2018 (a)                8,697
                    AAA        Aaa       6,000       (Siena College), 5.75% due 7/01/2026 (d)                                6,368
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa      12,750    New York State Energy Research and Development Authority, Facilities
                                                  Revenue Refunding Bonds (Consolidated Edison Co. of New York), Series A,
                                                  6.10% due 8/15/2020 (a)                                                   14,074
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       5,000    New York State Energy Research and Development Authority, Gas
                                                  Facilities Revenue Bonds (Brooklyn Union Gas Company), AMT, Series B,
                                                  6.75% due 2/01/2024 (d)                                                    5,114
                    --------------------------------------------------------------------------------------------------------------
                    AA+        Aaa       5,050    New York State Environmental Facilities Corporation, PCR, Refunding,
                                                  RITR, Class R, Series 9, 9.751% due 6/15/2014 (f)                          5,804
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       3,500    New York State Environmental Facilities Corporation, Special Obligation
                                                  Revenue Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)    4,077
                    --------------------------------------------------------------------------------------------------------------
                    NR*        VMIG1@    1,200    New York State, HFA, Revenue Bonds (Tribeca), VRDN, AMT, Series A, 1.70%
                                                  due 11/15/2029 (g)(h)                                                      1,200
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,745    New York State, HFA, Revenue Refunding Bonds (Housing Mortgage Project),
                                                  Series A, 6.10% due 11/01/2015 (c)                                         2,934
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Medical Care Facilities Finance Agency Revenue Bonds:
                    AAA        Aaa       2,485       (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)  2,818
                    AAA        Aaa       5,375       (Health Center Project--Second Mortgage), Series A, 6.375% due
                                                      11/15/2019 (a)                                                         5,916
                    AAA        Aaa       1,475       (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)             1,639
                    AAA        Aaa          25       (Mental Health Services), Series A, 6% due 2/15/2025 (d)                   26
                    AAA        Aaa       3,000       (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)          3,341
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Medical Care Facilities Finance Agency, Revenue Refunding
                                                  Bonds (Hospital & Nursing Homes) (i):
                    AAA        NR*       2,000       Series B, 6.25% due 2/15/2025                                           2,181
                    AAA        Aaa      15,200       Series C, 6.375% due 8/15/2029 (d)                                     16,590
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       9,980    New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding
                                                  Bonds, AMT, Series 67, 5.80% due 10/01/2028 (d)                           10,285
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Mortgage Agency Revenue Bonds, AMT:
                    AAA        Aaa       1,750       24th Series, 6.125% due 10/01/2030 (d)                                  1,848
                    AAA        NR*      10,000       DRIVERS, Series 196, 10.72% due 10/01/2030 (f)                         11,296
                    NR*        NR*       5,700       Series 27, 5.875% due 4/01/2030 (d)                                     5,939
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                  Bonds (b):
                    AAA        Aaa       2,820       Series A, 6.25% due 4/01/2011                                           3,255
                    AAA        Aaa       5,000       Series B-1, 5.75% due 4/01/2012                                         5,560
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Service Contract Revenue Bonds (Local
                                                  Highway and Bridges Project):
                    AAA        Aaa      10,000       5.625% due 4/01/2012 (d)                                               10,923
                    AAA        Aaa       3,000       5.75% due 4/01/2013 (a)                                                 3,317
                    AAA        Aaa       5,800       5.75% due 4/01/2014 (a)                                                 6,376
                    AAA        Aaa       5,000       5.75% due 4/01/2015 (a)                                                 5,483
                    AAA        Aaa       2,000       Series A-2, 5.375% due 4/01/2016 (d)                                    2,084
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Service Contract Revenue Refunding Bonds
                                                  (Local Highway and Bridges Project) (d):
                    AAA        Aaa       3,500     6% due 4/01/2011                                                          3,906
                    AAA        Aaa       7,000     6% due 4/01/2012                                                          7,772
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       3,190    New York State Urban Development Corporation, Revenue Refunding Bonds
                                                  (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (c)       3,741
                    --------------------------------------------------------------------------------------------------------------
                                                  Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding
                                                  Bonds, AMT:
                    BBB        Baa1      8,000       Series A, 5.45% due 11/15/2026                                          8,131
                    BBB        Baa1      7,000       Series C, 5.625% due 11/15/2024                                         7,111
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,000    Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due
                                                  11/01/2010 (d)                                                             1,221
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,705    Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo
                                                  Niagara International Airport), Series B, 5.50% due 4/01/2019 (d)          2,822
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,260    North Country, New York, Development Authority, Solid Waste Management
                                                  System Revenue Refunding Bonds, 6% due 5/15/2015 (c)                       1,445
                    --------------------------------------------------------------------------------------------------------------
                                                  North Hempstead, New York, GO, Refunding, Series B (b):
                    AAA        Aaa       1,745       6.40% due 4/01/2013                                                     2,063
                    AAA        Aaa         555       6.40% due 4/01/2017                                                       655
                    --------------------------------------------------------------------------------------------------------------


                                      8 & 9

                           MuniYield New York Insured Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount     Issue                                                                    Value
==================================================================================================================================
New York            AAA        Aaa     $ 1,665    Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
(concluded)                                       Valley), Series A, 5.20% due 2/01/2013 (c)                               $ 1,751
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,180    Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                  AMT, 97th Series, 6.50% due 7/15/2019 (b)                                  2,311
                    --------------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Consolidated Revenue
                                                  Refunding Bonds:
                    AAA        Aaa       5,000       125th Series, 5% due 10/15/2023 (c)                                     4,961
                    AAA        Aaa      16,000       125th Series, 5% due 4/15/2032                                         15,604
                    AAA        Aaa       5,000       AMT, 119th Series, 5.50% due 9/15/2016 (b)                              5,181
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       4,075    Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                                  AMT, Class R, Series 10, 9.762% due 1/15/2017 (c)(f)                       4,576
                    --------------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Revenue Refunding Bonds:
                    AAA        Aaa       7,000       123rd Series, 5% due 1/15/2036 (b)                                      6,783
                    AAA        NR*       7,500       DRIVERS, AMT, Series 177, 10.02% due 10/15/2032 (d)(f)                  8,493
                    --------------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Special Obligation Revenue
                                                  Bonds, AMT (d):
                    AAA        NR*       1,750       DRIVERS, Series 192, 9.53% due 12/01/2025 (f)                           1,858
                    AAA        Aaa      14,750       (JFK International Air Terminal), Series 6, 6.25% due 12/01/2010       16,773
                    AAA        Aaa       5,000       (JFK International Air Terminal), Series 6, 6.25% due 12/01/2015        5,764
                    AAA        Aaa      10,155       (JFK International Air Terminal), Series 6, 5.75% due 12/01/2022       10,591
                    AAA        Aaa       7,175       (Special Project--JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2011                                                          8,180
                    AAA        Aaa       7,500       (Special Project--JFK International Air Terminal), Series 6, 7% due
                                                     12/01/2012                                                              9,037
                    AAA        Aaa       4,425       (Special Project--JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2013                                                          5,096
                    AAA        Aaa       7,380       (Special Project--JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2014                                                          8,503
                    --------------------------------------------------------------------------------------------------------------
                    A1+        VMIG1@    2,625    Port Authority of New York and New Jersey, Special Obligation Revenue
                                                  Refunding Bonds Structure Obligation), VRDN, Series 3, 1.65% due
                                                  6/01/2020 (g)                                                              2,625
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,255    Rensselaer County, New York, IDA, Civic Facility Revenue Bonds
                                                  (Polytech Institute), Series B, 5.50% due 8/01/2022 (a)                    1,301
                    --------------------------------------------------------------------------------------------------------------
                    NR*        Aaa       1,065    Rome, New York, City School District, GO, 5.50% due 6/15/2014 (c)          1,141
                    --------------------------------------------------------------------------------------------------------------
                                                  Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                  Refunding Bonds
                                                  (Ogden Martin System Huntington Project), AMT (a):
                    AAA        Aaa       8,530       6% due 10/01/2010                                                       9,648
                    AAA        Aaa       9,170       6.15% due 10/01/2011                                                   10,503
                    AAA        Aaa       6,470       6.25% due 10/01/2012                                                    7,532
                    --------------------------------------------------------------------------------------------------------------
                    AA-        Aa3       9,400    Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                  Revenue Bonds, Series A, 5.50% due 1/01/2032                               9,578
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       4,305    Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                                                  Refunding Bonds, Series Y, 6% due 1/01/2012 (d)                            4,926
                    --------------------------------------------------------------------------------------------------------------
                    AA-        A3        4,000    Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds
                                                  (Convention Center Project), Series E, 7.25% due 1/01/2010                 4,663
                    --------------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,010    Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                  2,182
==================================================================================================================================
Puerto Rico--4.0%                                 Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                  Transportation Revenue Bonds:
                    A          Baa1      7,000       Series D, 5.75% due 7/01/2041                                           7,379
                    AAA        Aaa       1,250       Trust Receipts, Class R, Series B, 9.811% due 7/01/2035 (d)(f)          1,442
                    --------------------------------------------------------------------------------------------------------------
                                                  Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue
                                                  Bonds, Series E:
                    A-         Baa3      1,750       5.50% due 8/01/2029                                                     1,778
                    A-         Baa3     12,200       5.75% due 8/01/2030                                                    12,686
==================================================================================================================================
                    Total Investments (Cost--$780,454)--141.3%                                                             817,137
                    Variation Margin on Financial Futures Contracts**--0.0%                                                   (137)
                    Other Assets Less Liabilities--3.5%                                                                     20,488
                    Preferred Stock, at Redemption Value--(44.8%)                                                         (259,147)
                                                                                                                          --------
                    Net Assets Applicable to Common Stock--100.0%                                                         $578,341
                                                                                                                          ========
==================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)   FNMA Collateralized.
(i)   FHA Insured.
(j)   Escrowed to maturity.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of April 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                        Expiration
      Contracts                      Issue                Date          Value
      --------------------------------------------------------------------------
        1,255                   US Treasury Notes       June 2002   $132,480,937
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$131,241,781)                          $132,480,937
                                                                    ============
      --------------------------------------------------------------------------

@     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                           Total Assets
--------------------------------------------------------------------------------
AAA/Aaa......................................................           82.1%
AA/Aa........................................................           4.4
A/A..........................................................           4.2
BBB/Baa......................................................           2.8
NR (Not Rated)...............................................           0.7
Other*.......................................................           2.5
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                     10 & 11

                           MuniYield New York Insured Fund, Inc., April 30, 2002

STATEMENT OF NET ASSETS

                As of April 30, 2002
==================================================================================================================================
Assets:         Investments, at value (identified cost--$780,454,231) .............................                  $ 817,136,833
                Cash ..............................................................................                         84,080
                Receivables:
                  Securities sold .................................................................  $ 15,588,797
                  Interest ........................................................................    12,309,814       27,898,611
                                                                                                     ------------
                Prepaid expenses and other assets .................................................                        162,505
                                                                                                                     -------------
                Total assets ......................................................................                    845,282,029
                                                                                                                     -------------
==================================================================================================================================
Liabilities:    Payables:
                  Securities purchased ............................................................     6,892,768
                  Dividends to shareholders .......................................................       408,159
                  Investment adviser ..............................................................       342,704
                  Variation margin ................................................................       137,266        7,780,897
                                                                                                     ------------
                Accrued expenses ..................................................................                         13,704
                                                                                                                     -------------
                Total liabilities .................................................................                      7,794,601
                                                                                                                     -------------
==================================================================================================================================
Preferred       Preferred Stock, par value $.05 per share (10,360 shares of AMPS* issued and
Stock:          outstanding at $25,000 per share liquidation preference) ..........................                    259,146,858
                                                                                                                     -------------
==================================================================================================================================
Net Assets      Net assets applicable to Common Stock .............................................                  $ 578,340,570
Applicable                                                                                                           =============
To Common
Stock:
==================================================================================================================================
Analysis of     Common Stock, par value $.10 per share (39,445,962 shares issued and outstanding)..                  $   3,944,596
Net Assets      Paid-in capital in excess of par ..................................................                    557,669,466
Applicable To   Undistributed investment income--net ..............................................                      3,512,793
Common Stock:   Accumulated realized capital losses on investments--net ...........................                    (22,229,731)
                Unrealized appreciation on investments--net .......................................                     35,443,446
                                                                                                                     -------------
                Total--Equivalent to $14.66 net asset value per share of Common Stock
                (market price--$13.18) ............................................................                  $ 578,340,570
                                                                                                                     =============
==================================================================================================================================

            *     Auction Market Preferred Stock.

                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                For the Six Months Ended April 30, 2002
==================================================================================================================================
Investment      Interest...........................................................................                   $ 21,205,778
Income:
==================================================================================================================================
Expenses:       Investment advisory fees...........................................................    $ 2,070,186
                Commission fees....................................................................        321,648
                Accounting services................................................................        127,563
                Professional fees..................................................................         45,280
                Transfer agent fees................................................................         43,717
                Directors' fees and expenses.......................................................         36,510
                Custodian fees.....................................................................         25,398
                Printing and shareholder reports...................................................         23,030
                Pricing fees.......................................................................         14,232
                Listing fees.......................................................................         13,868
                Other..............................................................................         25,772
                                                                                                       -----------
                Total expenses.....................................................................                      2,747,204
                                                                                                                      ------------
                Investment income--net.............................................................                     18,458,574
                                                                                                                      ------------
==================================================================================================================================
Realized &      Realized gain on investments--net..................................................                      6,983,058
Unrealized      Change in unrealized appreciation/depreciation on investments--net.................                    (20,465,059)
Gain (Loss) on                                                                                                        ------------
Investments--   Total realized and unrealized loss on investments--net.............................                    (13,482,001)
Net:                                                                                                                  ------------
==================================================================================================================================
Dividends &     Investment income--net.............................................................                     (1,923,333)
Distributions   Realized gain on investments--net..................................................                        (40,788)
to Preferred                                                                                                          ------------
Stock           Total dividends and distributions to Preferred Stock shareholders..................                     (1,964,121)
Shareholders:                                                                                                         ------------
                Net Increase in Net Assets Resulting from Operations...............................                   $  3,012,452
                                                                                                                      ============
==================================================================================================================================

                  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six       For the
                                                                                                     Months Ended     Year Ended
                                                                                                       April 30,      October 31,
                Increase (Decrease) in Net Assets:                                                       2002            2001+
==================================================================================================================================
Operations:     Investment income--net ............................................................  $  18,458,574   $  38,279,032
                Realized gain on investments--net .................................................      6,983,058      14,230,557
                Change in unrealized appreciation/depreciation on investments--net ................    (20,465,059)     35,193,561
                Dividends and distributions to Preferred Stock shareholders .......................     (1,964,121)     (7,943,511)
                                                                                                     -------------   -------------
                Net increase in net assets resulting from operations ..............................      3,012,452      79,759,639
                                                                                                     -------------   -------------
==================================================================================================================================
Dividends &     Investment income--net ............................................................    (16,458,236)    (30,526,599)
Distributions   Realized gain on investments--net .................................................       (155,733)             --
to Common                                                                                            -------------   -------------
Stock           Net decrease in net assets resulting from dividends and distributions
Shareholders:   to Common Stock shareholders ......................................................    (16,613,969)    (30,526,599)
                                                                                                     -------------   -------------
==================================================================================================================================
Net Assets      Total increase (decrease) in net assets applicable to Common Stock ................    (13,601,517)     49,233,040
Applicable to   Beginning of period ...............................................................    591,942,087     542,709,047
Common Stock:                                                                                        -------------   -------------
                End of period* ....................................................................  $ 578,340,570   $ 591,942,087
                                                                                                     =============   =============
==================================================================================================================================
               *Undistributed investment income--net ..............................................  $   3,512,793   $   3,233,303
                                                                                                     =============   =============
==================================================================================================================================

            + Certain prior year amounts have been reclassified to conform to current year presentation.

                  See Notes to Financial Statements.


                                    12 & 13

                           MuniYield New York Insured Fund, Inc., April 30, 2002

FINANCIAL HIGHLIGHTS

                The following per share data and ratios
                have been derived from information                    For the Six                      For the
                provided in the financial statements.                 Months Ended              Year Ended October 31,
                                                                        April 30,    ----------------------------------------------
                Increase (Decrease) in Net Asset Value:                   2002         2001        2000        1999         1998
===================================================================================================================================
Per Share       Net asset value, beginning of period ...............    $  15.01     $  13.76    $  13.02    $  16.26      $  15.89
Operating                                                               --------     --------    --------    --------      --------
Performance:++  Investment income--net .............................         .47          .96         .87        1.03          1.12
                Realized and unrealized gain (loss) on
                investments--net ...................................        (.35)        1.26         .90       (2.47)          .61
                Dividends and distributions to Preferred Stock
                shareholders:
                 Investment income--net ............................        (.05)        (.20)       (.25)       (.16)         (.19)
                 Realized gain on investments--net .................          --@@         --          --        (.07)         (.08)
                 In excess of realized gain on investments--net ....          --           --          --        (.03)           --
                                                                        --------     --------    --------    --------      --------
                Total from investment operations ...................         .07         2.02        1.52       (1.70)         1.46
                                                                        --------     --------    --------    --------      --------
                Less dividends and distributions to Common Stock
                shareholders:
                 Investment income--net ............................        (.42)        (.77)       (.78)       (.89)         (.90)
                 Realized gain on investments--net .................          --@@         --          --        (.45)         (.19)
                 In excess of realized gain on investments--net ....          --           --          --        (.20)           --
                                                                        --------     --------    --------    --------      --------
                Total dividends and distributions to Common Stock
                shareholders .......................................        (.42)        (.77)       (.78)      (1.54)        (1.09)
                                                                        --------     --------    --------    --------      --------
                Net asset value, end of period .....................    $  14.66     $  15.01    $  13.76    $  13.02      $  16.26
                                                                        ========     ========    ========    ========      ========
                Market price per share, end of period ..............    $  13.18     $  14.02    $  12.25    $12.4375      $16.3125
                                                                        ========     ========    ========    ========      ========
===================================================================================================================================
Total           Based on market price per share ....................      (3.07%)@     21.26%       5.11%     (15.63%)        9.99%
Investment                                                              ========     ========    ========    ========      ========
Return:**       Based on net asset value per share .................        .70%@      15.57%      12.79%     (11.40%)        9.53%
                                                                        ========     ========    ========    ========      ========
===================================================================================================================================
Ratios Based    Total expenses, excluding reorganization expenses***        .96%*        .97%       1.01%       1.02%          .98%
on Average Net                                                          ========     ========    ========    ========      ========
Assets Of       Total expenses*** ..................................        .96%*        .97%       1.16%       1.02%          .98%
Common Stock:                                                           ========     ========    ========    ========      ========
                Total investment income--net*** ....................       6.46%*       6.66%       7.21%       6.96%         7.07%
                                                                        ========     ========    ========    ========      ========
                Amount of dividends to Preferred Stock shareholders         .67%*       1.38%       1.93%       1.04%         1.21%
                                                                        ========     ========    ========    ========      ========
                Investment income--net, to Common Stock shareholders       5.79%*       5.28%       5.28%       5.92%         5.86%
                                                                        ========     ========    ========    ========      ========
===================================================================================================================================
Ratios Based    Total expenses, excluding reorganization expenses ..        .66%*        .67%        .68%        .71%          .68%
on Average                                                              ========     ========    ========    ========      ========
Net Assets      Total expenses .....................................        .66%*        .67%        .78%        .71%          .68%
Of Common &                                                             ========     ========    ========    ========      ========
Preferred       Total investment income--net .......................       4.46%*       4.59%       4.82%       4.79%         4.91%
Stock:***                                                               ========     ========    ========    ========      ========
===================================================================================================================================
Ratios Based    Dividends to Preferred Stock shareholders ..........       1.50%*       3.07%       3.91%       2.30%         2.77%
on Average                                                              ========     ========    ========    ========      ========
Net Assets Of
Preferred
Stock:
===================================================================================================================================
Supplemental    Net assets, net of Preferred Stock, end of period
Data:           (in thousands) .....................................    $578,341     $591,942    $542,709    $163,807      $199,582
                                                                        ========     ========    ========    ========      ========
                Preferred Stock outstanding, end of period
                (in thousands) .....................................    $259,000     $259,000    $259,000    $ 85,000      $ 85,000
                                                                        ========     ========    ========    ========      ========
                Portfolio turnover .................................      45.68%       83.08%     148.51%      99.71%        89.76%
                                                                        ========     ========    ========    ========      ========
===================================================================================================================================
Leverage:       Asset coverage per $1,000 ..........................    $  3,233     $  3,285    $  3,095    $  2,927      $  3,348
                                                                        ========     ========    ========    ========      ========
===================================================================================================================================
Dividends Per   Series A--Investment income--net ...................    $    150     $    791    $    980    $    566      $    695
Share On                                                                ========     ========    ========    ========      ========
Preferred       Series B--Investment income--net ...................    $    160     $    731    $    941    $    583      $    689
Stock                                                                   ========     ========    ========    ========      ========
Outstanding:+   Series C--Investment income--net ...................    $    186     $    774    $    661          --            --
                                                                        ========     ========    ========    ========      ========
                Series D--Investment income--net ...................    $    228     $    715    $    634          --            --
                                                                        ========     ========    ========    ========      ========
                Series E--Investment income--net ...................    $    194     $    812    $    653          --            --
                                                                        ========     ========    ========    ========      ========
===================================================================================================================================

              *   Annualized
             **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            ***   Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
              +   The Fund's Preferred Stock was issued on September 16, 1992
                  (Series A and Series B) and March 6, 2000 (Series C, Series D
                  and Series E).
             ++   Certain prior year amounts have been reclassified to conform to current year presentation.
              @   Aggregate total investment return.
             @@   Amount is less than $.01 per share.

                  See Notes to Financial Statements.


                                    14 & 15

                           MuniYield New York Insured Fund, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $202,485 increase in cost of securities (which in return results in a corresponding $202,485 decrease in net unrealized appreciation and a corresponding $202,485 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $3,991, decrease net unrealized appreciation by $104,827 and decrease net realized capital gains by $101,649. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM $14,433 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $359,631,978 and $364,541,159, respectively.

Net realized gains for the six months ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:

-------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                   Gains          Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ...................        $4,035,033        $ 36,682,602
Financial futures contracts .............         2,948,025          (1,239,156)
                                                 ----------        ------------
Total ...................................        $6,983,058        $ 35,443,446
                                                 ==========        ============
-------------------------------------------------------------------------------

As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $36,787,429, of which $37,456,376 related to appreciated securities and $668,947 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $780,349,404.


                                    16 & 17

                           MuniYield New York Insured Fund, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.35%; Series B, 1.00%; Series C, 1.65%; Series D, 2.15%; and Series E, 1.40%.

Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $120,343 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $21,959,000, of which $12,664,000 expires in 2007 and $9,295,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068900 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its share holders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Director and Vincent R. Giordano, Senior Vice President of MuniYield New York Insured Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYN


                                    18 & 19
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[LOGO] Merrill Lynch  Investment Managers

                                [GRAPHIC OMITTED]

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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